UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 13, 2020

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Building 3, Suite 700
         Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(866) 952-1647
Registrant’s Telephone Number, Including Area Code
         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 13, 2020, DLH Holdings Corp. (the “Company”) terminated Kevin H. Beverly’s employment as the Operating Unit President of the Company’s Social & Scientific Systems, Inc. subsidiary. To support an efficient transition, Mr. Beverly has agreed to remain in the employ of the Company in an advisory capacity through July 30, 2020 to provide transition support advice. In connection with such arrangements, upon the termination of Mr. Beverly’s employment in such advisory capacity, he will be entitled to receive accrued compensation, severance payments, and continuation coverage in accordance with that certain Change in Control, Severance and Covenant Agreement effective as of October 18, 2019, and a pro-rated incentive bonus for fiscal year 2020 equal to 50% of his current base salary, subject to his execution and non-revocation of a separation and release of claims agreement. In addition, effective upon the final date of his employment, the Company will accelerate the vesting of 50,000 unvested options granted to Mr. Beverly as of October 18, 2019, that otherwise would have vested on the one-year anniversary of the grant date.

Item 8.01.	Other Events.
On July 13, 2020, the Company published a press release announcing changes to its leadership team. In its press release, the Company announced that, effective July 13, 2020, it has named Jacqueline S. Everett as its Chief Growth Officer and Jeanine M. Christian as the Operating Unit President of its Social & Scientific Systems, Inc. subsidiary. As Chief Growth Officer, Ms. Everett will be responsible for the Company’s enterprise-wide business development activities and will report to Zachary C. Parker, the President and Chief Executive Officer of the Company. Ms. Christian, as President of the Company’s Social & Scientific Systems subsidiary, will be responsible for leading the Company’s Public Health and Life Sciences operations and will also report to Mr. Parker.
A copy of the press release announcing the changes reported in this Current Report on Form 8-K is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being filed as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated July 13, 2020

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: July 17, 2020

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